UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2013

Date of Report

February 21, 2013

(Date of earliest event reported)

LABOR SMART INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54654	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Darby's Crossing Drive, Suite 116, Hiram, Georgia 30141

(Address of principal executive offices, including zip code)

(770) 222-5888

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRGANGEMENT OF CERTAIN OFFICERS.

On February 21, 2013, Mr. Matthew Rodgers was elected to the Board of Directors of Labor Smart Inc. (referred to herein as the “Company” or “Labor Smart”).

Mr. Rodgers, age 50, was the President of iprospectcheck.com, a privately held employment screening firm located in Folsom, California.  His tenure with iprospectcheck.com began in 2009. Prior to his tenure with iprospectcheck.com, Mr. Rodgers was the President and Chief Executive Officer of Interim Healthcare Staffing where he served from 2003 until 2012.  Prior to his position at Interim HealthCare Staffing, Mr. Rodgers served as Executive Vice President and Chief Operating Officer of Labor Ready, Inc.  His tenure at Labor Ready began in 1998 and he served until 2003.

ITEM 8.01

OTHER EVENTS.

On February 26, 2013, Labor Smart issued a press release announcing the appointment of Mr. Matthew Rodgers to the Company’s Board of Directors.  A copy of the press release announcing Mr. Rodgers’s appointment is attached hereto as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description
99.1	Press Release issued by Labor Smart Inc., dated February 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2013

LABOR SMART INC.
By:	/s/ Ryan Schadel
Name:	Ryan Schadel
Title:	Chief Executive Officer